Exhibit 99.1

  JEFFERSON PILOT REPORTS YEAR-TO-DATE EPS BEFORE REALIZED INVESTMENT GAINS UP
      11 PERCENT, THIRD-QUARTER EARNINGS OF $1.00 PER SHARE BEFORE REALIZED
                                INVESTMENT LOSSES

    GREENSBORO, N.C., Oct. 27 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading life insurance, annuity, employee benefits, and broadcast companies, today reported earnings before realized investment losses of $1.00 per share for the third quarter of 2005, versus $0.96 before realized investment gains in the third quarter of 2004. Net income for the quarter was $0.97 per share, including realized investment losses of $0.03 per share, compared to $0.97, including $0.01 per share of investment gains, in the year-earlier period.

    For the first nine months of 2005, Jefferson Pilot's earnings per share before realized investment gains increased 11 percent to $3.13 from $2.81 for the same period of 2004. Net income for the nine months increased to $3.15 from $2.99 excluding the cumulative effect of a change in accounting principle in the 2004 period.

    All per-share results are on a diluted basis.
    Jefferson Pilot's Individual Products business reported excellent sales results again in the third quarter, with annualized premium sales growing to $80.5 million in the quarter and bringing the year-to-date sales increase to 31 percent. Universal life policyholder fund balances grew 5 percent to $11.6 billion, and total life fund balances increased 6 percent to $13.4 billion.

    For the quarter, Individual Product earnings increased to $77.5 million from $75.3 million in the third quarter of 2004, bringing year-to-date earnings to $237.7 million, 5 percent above nine-month 2004 earnings of $225.5 million. For both the quarter and nine months, good gains in universal life profits were offset somewhat by declines in traditional product results, a typical pattern as the traditional business has been running off.

    Annuity and Investment Products results benefited from widening interest spreads in the quarter, with segment earnings increasing to $24.0 million from $17.6 million in the third quarter of 2004. Excluding the effect of FAS 133 adjustments, earnings for the quarter increased 9 percent to $21.1 million from $19.4 million. For the nine months, AIP earnings were $61.2 million versus $56.4 million, and, excluding the effect of FAS 133, were $59.8 million versus $57.2 million. Fixed annuity sales in the third quarter were $263.3 million, compared with sales of $312.0 million in the year-earlier quarter. Average segment fund balances for both the quarter and year to date grew 5 percent, with declines in older annual-reset and multi-year guaranteed annuities offset by growth in equity-indexed contracts and the addition of funding agreement balances.

    As a result of loss ratios that were within, but at the high end of, our expected range, Benefit Partners group insurance segment earnings declined to $15.0 million in the third quarter, versus $19.7 million in the third quarter of 2004. Notwithstanding the quarterly results, for the year to date, Benefit Partners' earnings increased 38 percent to $70.1 million from $50.8 million. Group insurance sales were robust in the quarter and year to date, increasing 24 percent and 21 percent for the respective periods.

    Jefferson-Pilot Communications' earnings increased 3 percent for the quarter to $13.9 million from $13.5 million, and 6 percent for the nine months to $39.9 million versus $37.8 million. Communications' properties maintained their continuous and successful focus on delivering strong audience ratings, growing market share, and strong expense management. Offsetting these superior operating disciplines were slow national and local advertising trends and a difficult comparison to the prior-year period that included significant political advertising revenue.

    Earnings before realized investment losses in the Corporate and Other segment were $5.2 million versus earnings of $5.5 million before realized gains in the 2004 quarter. Realized investment losses of $4.7 million brought total Corporate and Other earnings to $0.5 million for the quarter, compared to $7.8 million, including realized investment gains of $2.2 million, in the third quarter of 2004. Year-to-date segment earnings before realized investment gains were $18.2 million in the quarter, compared to $22.4 million in the 2004 quarter. Segment earnings, including realized investment gains of $1.8 million, totaled $20.0 million for the nine months, versus $46.5 million for the first nine months of 2004, including $24.1 million of investment gains.

    During the third quarter, Jefferson Pilot bought back 836,500 common shares for a total investment of $41.5 million, bringing year-to-date buybacks to 3,175,500 shares at a cost of $156.0 million.

    Jefferson Pilot's return on equity remained excellent at 16.2 percent in the third quarter and 17.2 percent for the year to date.

    Jefferson Pilot CEO Dennis Glass commented on the quarter, "This was another good quarter for Jefferson Pilot, and our results for the quarter and year to date once again demonstrate the value of our diverse sources of earnings. As we look forward to consummating our merger with Lincoln National Corporation, it is clear that the combination of these companies will provide an even stronger business mix and platform for growth and shareholder value creation:
     - Distribution strength is recognized across our industry as a key competitive factor. Our businesses have little distribution overlap, which means we can continue to build on our strong individual bases without loss of redundant distribution.
     - The merger is expected to add a significant 6 to 7 percent to Lincoln's consensus-expectations earnings per share by the end of 2007, based on cost savings and planned share repurchases. This does not include potential top-line synergies.
     - We will be creating substantial shareholder value through the $180 million of planned annual cost savings.
     - We expect to benefit from increased scale in every aspect of our operations, including distribution presence and potential cross selling, product development, risk management, investment management, branding, and capital efficiency.
     - And, not least, we believe that the power of Lincoln's distribution coupled with Jefferson Pilot's proven ability to operate on the cutting edge of efficiency in the industry will create an exceptional, growth-oriented enterprise on both the top and bottom lines."

    "We look forward," Glass continued, "to sharing with you our progress in this exciting transformation, and we are confident that the combination of these two companies, sharing a one hundred year heritage but also highly progressive cultures, will create a dynamic industry leader and results for shareholders."

                                  ************

    Throughout this release, "reportable segment results" (also referred to as "segment earnings" or "earnings before realized investment gains") is defined as net income before realized investment gains and losses (and cumulative effect of change in accounting principle, if applicable). Reportable segment results is a non-GAAP measure. We believe reportable segment results provides relevant and useful information to investors, as it represents the basis on which we assess the performance of our business segments. We deem reportable segment results to be a meaningful measure for this purpose because, except for losses from other-than-temporary impairments, realized investment gains and losses occur primarily at our sole discretion. Note that reportable segment results as described above may not be comparable to similarly titled measures reported by other companies.

                                  ************

    A conference call for the investment community to discuss these results will be held at 9:00 a.m. EDT October 28, 2005. The call will be broadcast live on the Internet at www.jpfinancial.com, and will be archived.

                                  ************

    Jefferson-Pilot Corporation ("Jefferson Pilot"), a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 18 radio stations, and produces and syndicates sports programming. Additional information on Jefferson Pilot can be found at www.jpfinancial.com.

    In connection with the proposed transaction with Lincoln National Corporation ("Lincoln"), a registration statement, including a joint proxy statement/prospectus, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE AND BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (when available), as well as other filings containing information about Lincoln and Jefferson Pilot, without charge, at the Securities and Exchange Commission's website (www.sec.gov). In addition, free copies of the registration statement and joint proxy statement/prospectus will be (when filed), and Lincoln's other SEC filings are, also available on Lincoln's website (www.lfg.com). Free copies of the registration statement and joint proxy statement/prospectus will be (when available), and Jefferson Pilot's other SEC filings are, also available on Jefferson Pilot's website (www.jpfinancial.com).

    Lincoln, Jefferson Pilot, their respective directors and officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Lincoln's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2004 and in its proxy statement filed with the SEC on April 8, 2005, and information regarding Jefferson Pilot's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2004 and in its proxy statement filed with the SEC on March 24, 2005. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC in connection with the proposed transaction.

    This release includes statements which constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, and may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could significantly affect our actual results or financial condition. These risks and uncertainties include among others, general economic conditions (including the uncertainty as to the duration and rate of the current economic recovery), the impact on the economy from further terrorist activities or US military engagements, and interest rate levels, changes and fluctuations, all of which can impact our sales, investment portfolios, and earnings; competitive factors, including pricing pressures, technological developments, new product offerings and the emergence of new competitors; changes in federal and state taxes (including recently proposed and future changes to general tax rates, dividends, capital gains, retirement savings, and estate taxes); changes in the regulation of the insurance industry or financial services industry; changes in generally accepted or statutory accounting principles (such as Actuarial Guideline 38 referred to as AXXX); or changes in other laws and regulations and their impact.

    Risks and uncertainties related to the transaction with Lincoln include, among others: (1) the shareholders of Lincoln and/or Jefferson Pilot may not approve and adopt the merger agreement and the transactions contemplated by the merger agreement at the special shareholder meetings; (2) we may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause us to abandon the merger; (3) we may be unable to complete the merger or completing the merger may be more costly than expected because, among other reasons, conditions to the closing of the merger may not be satisfied; (4) problems may arise with the ability to successfully integrate Lincoln's and Jefferson Pilot's businesses, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may not be able to achieve the expected synergies from the merger or it may take longer than expected to achieve those synergies; (6) the merger may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from our expectations; (7) the credit and insurer financial strength ratings of the combined company and its subsidiaries may be different from what the companies expect; and (8) the combined company may be adversely affected by future legislative, regulatory, or tax changes as well as other economic, business and/or competitive factors.

    The risks included here are not exhaustive. The annual reports on Form 10-K, current reports on Form 8-K and other documents filed by Lincoln and Jefferson Pilot with the SEC include additional factors which could impact our businesses and financial performance. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this document, except as may be required by law.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
               (In Thousands, Except Share Information, Unaudited)

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------   -----------------------------
                                                                   9/30/05          9/30/04         9/30/05        9/30/04
                                                                -------------    -------------   -------------   -------------
NET INCOME BY SOURCES
Individual Products                                             $      77,510    $      75,282   $     237,744   $     225,528
Annuity and Investment
 Products                                                              23,997           17,578          61,229          56,409
Benefit Partners                                                       14,956           19,668          70,058          50,783
Communications                                                         13,900           13,514          39,913          37,804
Corporate and Other                                                     5,177            5,520          18,181          22,419
                                                                -------------    -------------   -------------   -------------
  Total reportable segment
   results                                                            135,540          131,562         427,125         392,943
Realized investment gains
 (losses), net of taxes                                                (4,684)           2,236           1,769          24,101
                                                                -------------    -------------   -------------   -------------
  Income before cumulative
   effect of change in
   accounting principle                                               130,856          133,798         428,894         417,044
Cumulative effect of
 change in accounting
 for long-duration
 contracts, net of taxes                                                    -                -               -         (16,589)
                                                                -------------    -------------   -------------   -------------
    Net income                                                  $     130,856    $     133,798   $     428,894   $     400,455
                                                                =============    =============   =============   =============
SHARE INFORMATION -
 ASSUMING DILUTION
Average number of
 shares outstanding                                               135,286,877      137,499,865     136,277,130     139,731,025
                                                                =============    =============   =============   =============
Income before
 realized gains
 (losses) and
 cumulative effect of
 change in accounting
 principle                                                      $        1.00    $        0.96   $        3.13   $        2.81
Realized investment
 gains (losses),
 net of taxes                                                           (0.03)            0.01            0.02            0.18
                                                                -------------    -------------   -------------   -------------
  Income before
   cumulative effect
   in change in
   accounting principle                                                  0.97             0.97            3.15            2.99
Cumulative effect of
 change in accounting
 principle, net of taxes                                                    -                -               -           (0.12)
                                                                -------------    -------------   -------------   -------------
    Net income                                                  $        0.97    $        0.97   $        3.15   $        2.87
                                                                =============    =============   =============   =============
PERFORMANCE RATIOS
(Annualized)
Return on average
 equity (1)                                                              16.2%            16.9%           17.2%           16.7%
                                                                =============    =============   =============   =============
Dividend yield (2)                                                        3.2%             2.9%            3.2%            2.9%
                                                                =============    =============   =============   =============

(1) Calculated as total reportable segment results, divided by average equity (excluding accumulated other comprehensive income).

(2) Calculated as dividend paid per share, divided by the average market price per share.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                CONSOLIDATED BALANCE SHEETS AND COMMON SHARE DATA
               (In Thousands, Except Share Information, Unaudited)

                                                                   9/30/05          12/31/04
                                                                -------------    -------------
ASSETS
Cash and investments                                            $  28,073,882    $  27,654,982
Accrued investment income                                             355,445          341,559
Due from reinsurers                                                 1,305,348        1,341,389
Deferred policy acquisition costs                                   2,240,906        1,957,843
Value of business acquired                                            463,047          472,150
Goodwill                                                              311,894          311,894
Other assets                                                          659,192          651,614
Assets held in separate accounts                                    2,431,376        2,373,385
                                                                -------------    -------------
    Total assets                                                $  35,841,090    $  35,104,816
                                                                =============    =============

LIABILITIES
Policy liabilities                                              $  26,905,226    $  26,165,901
Debt:
    Commercial paper borrowings                                       224,004          187,692
    Obligations under repurchase agreements                           499,548          468,287
    Notes payable                                                     599,672          599,649
    Junior subordinated debentures                                    309,279          309,279
Income tax liabilities                                                531,744          619,900
Accounts payable, accruals and other liabilities                      482,033          446,852
Liabilities related to separate accounts                            2,431,376        2,373,385
                                                                -------------    -------------
    Total liabilities                                              31,982,882       31,170,945
                                                                -------------    -------------

STOCKHOLDERS' EQUITY
Common stock and paid in capital                                      168,336          180,572
Retained earnings                                                   3,199,974        3,070,525
Accumulated other comprehensive income:
    Net unrealized gains:
       Bonds, net of DAC, VOBA and taxes                              246,307          402,508
       Equities, net of taxes                                         254,602          289,928
    Other                                                             (11,011)          (9,662)
                                                                -------------    -------------
          Total accumulated other comprehensive income                489,898          682,774
                                                                -------------    -------------
       Total stockholders' equity                                   3,858,208        3,933,871
                                                                -------------    -------------
          Total liabilities and stockholders' equity            $  35,841,090    $  35,104,816
                                                                =============    =============

SHARE INFORMATION
Shares outstanding                                                134,010,974      136,819,214
                                                                =============    =============
Book value per share                                            $       28.79    $       28.75
                                                                =============    =============
Book value per share, excluding accumulated other
  comprehensive income                                          $       25.13    $       23.76
                                                                =============    =============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
               (In Thousands, Except Share Information, Unaudited)

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------   -----------------------------
                                                                   9/30/05          9/30/04         9/30/05        9/30/04
                                                                -------------    -------------   -------------   -------------
REVENUE
Premiums and other considerations                               $     330,776    $     327,634   $   1,014,588   $     959,710
Universal life and investment product charges                         194,539          179,069         585,448         544,204
Net investment income                                                 428,764          406,587       1,261,529       1,226,256
Realized investment gains (losses)                                     (7,419)           3,480           2,508          37,119
Communications sales                                                   59,196           58,143         176,894         172,768
Broker-dealer concessions and other                                    33,223           27,171          98,520          94,033
                                                                -------------    -------------   -------------   -------------
    Total revenue                                                   1,039,079        1,002,084       3,139,487       3,034,090
                                                                -------------    -------------   -------------   -------------

BENEFITS AND EXPENSES
Insurance and annuity benefits                                        580,865          574,266       1,719,660       1,700,540
Insurance commissions, net of deferrals                                64,883           61,955         197,523         189,013
General and administrative expenses, net of deferrals                  47,629           48,071         133,775         133,086
Insurance taxes, licenses and fees                                     20,890           16,426          63,592          53,491
Amortization of policy acquisition costs and
    value of business acquired                                         82,130           56,509         238,270         198,154
Interest expense                                                       15,115           12,504          43,727          34,980
Communications operations                                              32,243           30,838          99,523          96,816
                                                                -------------    -------------   -------------   -------------
    Total benefits and expenses                                       843,755          800,569       2,496,070       2,406,080
                                                                -------------    -------------   -------------   -------------

Income before income taxes and cumulative effect of
    change in accounting principle                                    195,324          201,515         643,417         628,010
Income taxes                                                           64,468           67,717         214,523         210,966
                                                                -------------    -------------   -------------   -------------
Income before cumulative effect of change in
    accounting principle                                              130,856          133,798         428,894         417,044
Cumulative effect of change in accounting for
    long-duration contracts, net of taxes                                   -                -               -         (16,589)
                                                                -------------    -------------   -------------   -------------
       Net income                                               $     130,856    $     133,798   $     428,894   $     400,455
                                                                =============    =============   =============   =============

SHARE INFORMATION - ASSUMING DILUTION
Average number of shares outstanding                              135,286,877      137,499,865     136,277,130     139,731,025
                                                                =============    =============   =============   =============
Earnings per share before realized gains (losses) and
    cumulative effect of change in accounting principle         $        1.00    $        0.96   $        3.13   $        2.81
Realized investment gains (losses), net of taxes                        (0.03)            0.01            0.02            0.18
                                                                -------------    -------------   -------------   -------------
Earnings per share before cumulative effect of change
    in accounting principle                                              0.97             0.97            3.15            2.99
Cumulative effect of change in accounting principle,
    net of taxes                                                            -                -               -           (0.12)
                                                                -------------    -------------   -------------   -------------
       Net income                                               $        0.97    $        0.97   $        3.15   $        2.87
                                                                =============    =============   =============   =============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In Thousands, Unaudited)

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------   -----------------------------
                                                                   9/30/05          9/30/04         9/30/05         9/30/04
                                                                -------------    -------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                      $     130,856    $     133,798   $     428,894   $     400,455
Adjustments to reconcile net income to net cash
    provided by operating activities:
       Change in policy liabilities                                    32,532           31,913          77,424         181,459
       Net amount credited to policyholder accounts                   (14,919)           9,812         (29,120)         53,985
       Net deferral of policy acquisition costs and sales
          inducements                                                 (84,081)         (70,735)       (209,378)       (213,729)
       Net amortization of value of business acquired                  18,419           14,669          45,542          18,476
       Group coinsurance assumed                                            -              883               -         328,875
       Other                                                           (2,005)          46,301         (24,769)         44,394
                                                                -------------    -------------   -------------   -------------
          Net cash provided by operating activities                    80,802          166,641         288,593         813,915
                                                                -------------    -------------   -------------   -------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities and loans purchased and sold                              (154,800)        (323,130)       (813,604)     (1,475,440)
Other investing activities, net                                       (20,463)         (22,032)        (41,378)       (127,565)
                                                                -------------    -------------   -------------   -------------
    Net cash used in investing activities                            (175,263)        (345,162)       (854,982)     (1,603,005)
                                                                -------------    -------------   -------------   -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits                                        744,610          707,251       2,150,979       2,154,150
Policyholder contract withdrawals                                    (647,811)        (495,498)     (1,718,645)     (1,257,444)
Funding agreements issuance                                                 -                -         300,000               -
Net borrowings (repayments)                                           125,076          (28,149)         67,573         213,414
Net issuance (repurchase) of common shares                            (38,821)           1,415        (145,137)       (225,712)
Cash dividends paid                                                   (56,162)         (51,865)       (164,592)       (150,930)
Other financing activities, net                                           323              382           3,006           8,350
                                                                -------------    -------------   -------------   -------------
    Net cash provided by financing activities                         127,215          133,536         493,184         741,828
                                                                -------------    -------------   -------------   -------------

Net change in cash and cash equivalents                                32,754          (44,985)        (73,205)        (47,262)
Cash and cash equivalents, beginning of period                        (18,987)          69,491          86,972          71,768
                                                                -------------    -------------   -------------   -------------
Cash and cash equivalents, end of period                        $      13,767    $      24,506   $      13,767   $      24,506
                                                                =============    =============   =============   =============

SUPPLEMENTAL CASH FLOW INFORMATION
Federal income taxes paid                                       $      51,835    $      36,000   $     188,409   $      29,816
                                                                =============    =============   =============   =============
Interest paid                                                   $      26,734    $      23,692   $      59,181   $      41,770
                                                                =============    =============   =============   =============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                               INDIVIDUAL PRODUCTS
                            (In Thousands, Unaudited)

The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results and performance measures were:

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------   -----------------------------
                                                                   9/30/05          9/30/04         9/30/05        9/30/04
                                                                -------------    -------------   -------------   -------------
REPORTABLE SEGMENT RESULTS
UL-Type Products:
    Net investment income                                       $     188,372    $     185,267   $     560,107   $     553,839
    Interest credited to policyholders                               (128,431)        (127,777)       (382,420)       (378,906)
                                                                -------------    -------------   -------------   -------------
       Interest margin                                                 59,941           57,490         177,687         174,933
                                                                -------------    -------------   -------------   -------------
    Product charge revenue:
       Cost of insurance charges                                      145,295          137,007         442,339         405,443
       Expense charges                                                 40,091           30,730         115,031         105,952
       Surrender charges                                                7,981            9,704          24,932          30,274
                                                                -------------    -------------   -------------   -------------
          Total product charge revenue                                193,367          177,441         582,302         541,669
                                                                -------------    -------------   -------------   -------------
    Death benefits and other insurance benefits                       (80,277)         (85,769)       (255,377)       (238,996)
    Expenses, excluding amortization of DAC and VOBA                  (24,145)         (23,632)        (65,614)        (70,586)
    Amortization of DAC and VOBA                                      (51,632)         (34,245)       (142,918)       (131,781)
    Miscellaneous income (expense)                                       (321)            (203)           (515)           (571)
                                                                -------------    -------------   -------------   -------------
       UL-type product income before taxes                             96,933           91,082         295,565         274,668
                                                                -------------    -------------   -------------   -------------
Traditional Products:
    Premiums and other considerations                                  37,339           37,171         109,117         115,297
    Net investment income                                              36,142           37,714         109,401         114,750
    Benefits                                                          (42,122)         (41,788)       (123,703)       (130,051)
    Expenses, excluding amortization of DAC and VOBA                   (7,101)          (5,940)        (20,820)        (19,771)
    Amortization of DAC and VOBA                                       (4,314)          (4,310)        (11,001)        (11,872)
                                                                -------------    -------------   -------------   -------------
       Traditional product income before taxes                         19,944           22,847          62,994          68,353
                                                                -------------    -------------   -------------   -------------
    Reportable segment results before income taxes                    116,877          113,929         358,559         343,021
    Income taxes                                                      (39,367)         (38,647)       (120,815)       (117,493)
                                                                -------------    -------------   -------------   -------------
       Reportable segment results                               $      77,510    $      75,282   $     237,744   $     225,528
                                                                =============    =============   =============   =============

PERFORMANCE MEASURES
Annualized life insurance premium sales:
    Individual Markets excluding Community Banks and BOLI       $      80,159    $      47,825   $     201,039   $     147,567
    Community Banks and BOLI                                              367            2,264             865           6,320
                                                                -------------    -------------   -------------   -------------
                                                                $      80,526    $      50,089   $     201,904   $     153,887
                                                                =============    =============   =============   =============
Average UL policyholder fund balances                           $  11,646,564    $  11,138,652   $  11,527,983   $  11,073,162
Average VUL separate account assets                                 1,731,499        1,524,765       1,689,114       1,515,206
                                                                -------------    -------------   -------------   -------------
                                                                $  13,378,063    $  12,663,417   $  13,217,097   $  12,588,368
                                                                =============    =============   =============   =============
Average face amount of insurance in force:
    Total                                                       $ 166,892,000    $ 165,527,000   $ 166,410,000   $ 165,770,000
                                                                =============    =============   =============   =============
    UL-Type Contracts                                           $ 129,640,000    $ 126,789,000   $ 129,018,000   $ 126,575,000
                                                                =============    =============   =============   =============
Average assets                                                  $  19,299,537    $  18,383,736   $  19,077,726   $  18,168,510
                                                                =============    =============   =============   =============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                         ANNUITY AND INVESTMENT PRODUCTS
                            (In Thousands, Unaudited)

Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results and performance measures were:

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------   -----------------------------
                                                                   9/30/05          9/30/04         9/30/05         9/30/04
                                                                -------------    -------------   -------------   -------------
REPORTABLE SEGMENT RESULTS
Investment product charges and premiums                         $       3,243    $       3,398   $       9,204   $       9,041
Net investment income                                                 157,184          137,218         442,828         425,403
Broker-dealer concessions and other                                    31,107           25,541          92,396          84,471
                                                                -------------    -------------   -------------   -------------
    Total revenue                                                     191,534          166,157         544,428         518,915
                                                                -------------    -------------   -------------   -------------
Policy benefits (including interest credited)                         104,772          100,257         300,437         307,592
Insurance expenses                                                     20,946           14,622          63,260          45,412
Broker-dealer expenses                                                 29,306           24,587          87,745          79,986
                                                                -------------    -------------   -------------   -------------
    Total benefits and expenses                                       155,024          139,466         451,442         432,990
                                                                -------------    -------------   -------------   -------------
Reportable segment results before income taxes                         36,510           26,691          92,986          85,925
Income taxes                                                           12,513            9,113          31,757          29,516
                                                                -------------    -------------   -------------   -------------
    Reportable segment results                                  $      23,997    $      17,578   $      61,229   $      56,409
                                                                =============    =============   =============   =============

PERFORMANCE MEASURES
Fixed annuity premium sales                                     $     263,294    $     312,019   $     797,854   $     912,992
Variable annuity premium sales                                             18               74             133             343
                                                                -------------    -------------   -------------   -------------
    Total                                                       $     263,312    $     312,093   $     797,987   $     913,335
                                                                =============    =============   =============   =============
Funding agreements issuance                                     $           -    $           -   $     300,000   $           -
                                                                =============    =============   =============   =============
Investment product sales                                        $   1,357,743    $   1,037,911   $   3,992,769   $   3,767,488
                                                                =============    =============   =============   =============
Average fixed policyholder fund balances                        $   9,485,918    $   9,291,064   $   9,474,426   $   9,098,088
Average separate account policyholder fund balances                   283,320          322,945         296,700         337,937
Average funding agreement balances                                    300,000                -         150,000               -
                                                                -------------    -------------   -------------   -------------
                                                                $  10,069,238    $   9,614,009   $   9,921,126   $   9,436,025
                                                                =============    =============   =============   =============

Effective investment spreads for fixed annuities and
    funding agreements                                                   2.20%            1.62%           1.95%           1.68%
                                                                =============    =============   =============   =============
Effective investment spreads for fixed annuities and
    funding agreements, excluding gross FAS 133
    impact                                                               1.82%            1.74%           1.88%           1.70%
                                                                =============    =============   =============   =============
FAS 133 adjustment, net of DAC effect and income
    taxes                                                       $       2,860    $      (1,851)  $       1,408   $        (833)
                                                                =============    =============   =============   =============
Fixed annuity surrenders as a % of beginning fund
    balance                                                              18.7%            15.4%           16.2%           11.0%
                                                                =============    =============   =============   =============
Fixed annuity general and administrative expenses
    as a % of average invested assets                                    0.22%            0.17%           0.20%           0.18%
                                                                =============    =============   =============   =============
Average assets                                                  $  10,769,804    $  10,461,869   $  10,639,162   $  10,315,852
                                                                =============    =============   =============   =============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                                BENEFIT PARTNERS
                            (In Thousands, Unaudited)

Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non-medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results and performance measures were:

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------   -----------------------------
                                                                   9/30/05          9/30/04         9/30/05         9/30/04
                                                                -------------    -------------   -------------   -------------
REPORTABLE SEGMENT RESULTS
Premiums and other considerations                               $     286,548    $     284,223   $     886,373   $     824,443
Net investment income                                                  24,328           23,646          72,001          65,259
                                                                -------------    -------------   -------------   -------------
    Total revenue                                                     310,876          307,869         958,374         889,702
                                                                -------------    -------------   -------------   -------------
Policy benefits                                                       218,181          212,002         637,646         625,132
Expenses                                                               69,687           65,609         212,947         186,442
                                                                -------------    -------------   -------------   -------------
    Total benefits and expenses                                       287,868          277,611         850,593         811,574
                                                                -------------    -------------   -------------   -------------
Reportable segment results before income taxes                         23,008           30,258         107,781          78,128
Income taxes                                                            8,052           10,590          37,723          27,345
                                                                -------------    -------------   -------------   -------------
    Reportable segment results                                  $      14,956    $      19,668   $      70,058   $      50,783
                                                                =============    =============   =============   =============

PERFORMANCE MEASURES
Life, Disability and Dental annualized sales                    $      57,780    $      46,726   $     180,614   $     148,750
                                                                =============    =============   =============   =============
Premiums and other considerations:
    Life                                                        $     103,893    $     112,004   $     320,672   $     312,391
    Disability                                                        123,435          113,634         361,061         313,548
    Dental                                                             32,984           34,880          97,389          99,734
    Other                                                              26,236           23,705         107,251          98,770
                                                                -------------    -------------   -------------   -------------
       Total                                                    $     286,548    $     284,223   $     886,373   $     824,443
                                                                =============    =============   =============   =============

Reportable segment results:
    Life                                                        $       5,871    $       7,145   $      34,341   $      18,925
    Disability                                                          7,007           11,973          31,452          29,110
    Dental                                                              1,756            1,087           2,630           2,150
    Other                                                                 322             (537)          1,635             598
                                                                -------------    -------------   -------------   -------------
       Total                                                    $      14,956    $      19,668   $      70,058   $      50,783
                                                                =============    =============   =============   =============
Loss ratios:
    Life                                                                 75.4%            75.0%           67.1%           75.3%
    Disability                                                           75.3             69.6            70.3            71.2
    Dental                                                               72.9             76.6            76.2            78.1
       Combined                                                          75.0             72.9            69.7            73.9

Gross general and administrative expenses as a %
    of premium income                                                    10.6             10.4             9.8             9.9
Total expenses as a % of premium income                                  24.4             23.1            24.0            22.7

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                     COMMUNICATIONS AND CORPORATE AND OTHER
                            (In Thousands, Unaudited)

Jefferson-Pilot Communications Company ("Communications") operates television and radio broadcast properties and produces syndicated sports and entertainment programming.

The Corporate and Other Segment includes activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities, and federal and state income taxes not otherwise allocated to business segments.

Reportable segment results for Communications and Corporate and Other were:

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------   -----------------------------
                                                                   9/30/05          9/30/04         9/30/05         9/30/04
                                                                -------------    -------------   -------------   -------------
REPORTABLE SEGMENT RESULTS -
    COMMUNICATIONS
Communications revenues, net                                    $      59,196    $      58,144   $     177,269   $     173,144
Cost of sales                                                          11,309           10,504          33,716          32,699
Operating expenses                                                     20,934           20,334          65,807          64,117
                                                                -------------    -------------   -------------   -------------
    Broadcast cash flow                                                26,953           27,306          77,746          76,328
Depreciation and amortization                                           2,034            2,109           6,323           6,522
Corporate general and administrative expenses                           1,178            1,684           4,697           5,245
Net interest expense and other                                            457              578           1,477           1,605
                                                                -------------    -------------   -------------   -------------
    Reportable segment results before income taxes                     23,284           22,935          65,249          62,956
Income taxes                                                            9,384            9,421          25,336          25,152
                                                                -------------    -------------   -------------   -------------
    Reportable segment results                                  $      13,900    $      13,514   $      39,913   $      37,804
                                                                =============    =============   =============   =============

REPORTABLE SEGMENT RESULTS -
    CORPORATE AND OTHER
Earnings on investments and other income                        $      23,217    $      23,080   $      78,296   $      71,995
Interest expense on debt                                              (15,103)         (12,504)        (43,706)        (34,980)
Operating expenses                                                     (5,052)          (6,351)        (18,256)        (16,151)
Income taxes                                                            2,115            1,295           1,847           1,555
                                                                -------------    -------------   -------------   -------------
    Reportable segment results                                          5,177            5,520          18,181          22,419
Realized investment gains, net of taxes                                (4,684)           2,236           1,769          24,101
                                                                -------------    -------------   -------------   -------------
    Reportable segment results, including realized
     investment gains                                           $         493    $       7,756   $      19,950   $      46,520
                                                                =============    =============   =============   =============

                                ASSETS BY SEGMENT
                            (In Millions, Unaudited)

                                                                   9/30/05          9/30/04
                                                                -------------    -------------
ASSETS BY SEGMENT
Individual Products                                             $      19,438    $      18,484
Annuity and Investment Products                                        10,834           10,479
Benefit Partners                                                        1,887            1,797
Communications                                                            222              219
Corporate and Other                                                     3,460            3,667
                                                                -------------    -------------
    Total assets                                                $      35,841    $      34,646
                                                                =============    =============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                         QUARTERLY FINANCIAL HIGHLIGHTS
               (In Millions, Except Share Information, Unaudited)

                                                                                      THREE MONTHS ENDED
                                                                --------------------------------------------------------------
                                                                   9/30/05          6/30/05         3/31/05         12/31/04
                                                                -------------    -------------   -------------   -------------
REVENUE
Individual Products                                             $       454.9    $       449.6   $       455.9   $       455.4
Annuities and Investment Products                                       191.5            184.3           168.6           198.8
Benefit Partners                                                        310.9            334.2           313.3           312.4
Communications                                                           60.5             56.7            60.4            67.5
Corporate and Other                                                      28.7             34.0            33.5            30.4
Realized investment gains (losses)                                       (7.4)             4.4             5.5             3.6
                                                                -------------    -------------   -------------   -------------
    Total revenues                                              $     1,039.1    $     1,063.2   $     1,037.2   $     1,068.1
                                                                =============    =============   =============   =============

REPORTABLE SEGMENT RESULTS
Individual Products                                             $        77.5    $        75.9   $        84.3   $        76.5
Annuities and Investment Products                                        24.0             15.6            21.7            20.0
Benefit Partners                                                         15.0             21.3            33.8            20.0
Communications                                                           13.9             15.0            11.0            16.6
Corporate and Other                                                       5.2              6.1             6.9            10.2
                                                                -------------    -------------   -------------   -------------
    Total reportable segment results                                    135.6            133.9           157.7           143.3
Realized investment gains (losses),
    net of taxes                                                         (4.7)             2.9             3.5             2.4
                                                                -------------    -------------   -------------   -------------
      Income before cumulative
        effect of change in
        accounting principle                                            130.9            136.8           161.2           145.7
Cumulative effect of change in
    accounting principle, net of
    taxes (1)                                                               -                -               -               -
                                                                -------------    -------------   -------------   -------------
      Net income                                                $       130.9    $       136.8   $       161.2   $       145.7
                                                                =============    =============   =============   =============

PER SHARE - ASSUMING DILUTION
Earnings before realized gains (losses)
    and cumulative effect of change in
    accounting principle                                        $        1.00    $        0.98   $        1.15   $        1.04
Realized investment gains (losses),
    net of taxes                                                        (0.03)            0.02            0.02            0.02
                                                                -------------    -------------   -------------   -------------
Earnings before cumulative effect
    of change in accounting principle                                    0.97             1.00            1.17            1.06
Cumulative effect of change in
    accounting principle, net of
    taxes (1)                                                               -                -               -               -
                                                                -------------    -------------   -------------   -------------
      Net income                                                $        0.97    $        1.00   $        1.17   $        1.06
                                                                =============    =============   =============   =============

PERFORMANCE MEASURES
Return on average equity (2)                                             16.2%            16.1%           19.2%           17.9%
                                                                =============    =============   =============   =============
Market price per share (period end)                             $       51.17    $       50.42   $       49.05   $       51.96
                                                                =============    =============   =============   =============
Dividends paid per share                                        $        0.42    $        0.42   $        0.38   $        0.38
                                                                =============    =============   =============   =============
Dividend yield (3)                                                        3.2%             3.3%            3.0%            3.0%
                                                                =============    =============   =============   =============

                                                                            THREE MONTHS ENDED
                                                -----------------------------------------------------------------------------
                                                   9/30/04         6/30/04          3/31/04         12/31/03       9/30/03
                                                -------------   -------------    -------------   -------------   -------------
REVENUE
Individual Products                             $       437.4   $       443.8    $       443.8   $       444.3   $       449.7
Annuities and Investment Products                       166.2           177.4            175.3           177.4           173.7
Benefit Partners                                        307.9           331.0            250.9           208.1           206.2
Communications                                           58.7            55.9             58.1            63.3            51.2
Corporate and Other                                      28.5            28.9             33.3            32.7            30.1
Realized investment gains (losses)                        3.4            10.2             23.4           (42.8)           (5.1)
                                                -------------   -------------    -------------   -------------   -------------
    Total revenues                              $     1,002.1   $     1,047.2    $       984.8   $       883.0   $       905.8
                                                =============   =============    =============   =============   =============
REPORTABLE SEGMENT RESULTS
Individual Products                             $        75.3   $        75.2    $        75.0   $        80.4   $        78.6
Annuities and Investment Products                        17.6            19.8             19.1            22.3            20.0
Benefit Partners                                         19.7            19.7             11.4            16.2            10.0
Communications                                           13.5            13.7             10.6            15.4            11.4
Corporate and Other                                       5.5             6.5             10.4             9.8            10.0
                                                -------------   -------------    -------------   -------------   -------------
    Total reportable segment results                    131.6           134.9            126.5           144.1           130.0
Realized investment gains (losses),
    net of taxes                                          2.2             7.1             14.7           (27.8)           (3.9)
                                                -------------   -------------    -------------   -------------   -------------
      Income before cumulative
        effect of change in
        accounting principle                            133.8           142.0            141.2           116.3           126.1
Cumulative effect of change in
    accounting principle, net of
    taxes (1)                                               -               -            (16.6)              -               -
                                                -------------   -------------    -------------   -------------   -------------
      Net income                                $       133.8   $       142.0    $       124.6   $       116.3   $       126.1
                                                =============   =============    =============   =============   =============

PER SHARE - ASSUMING DILUTION
Earnings before realized gains (losses)
    and cumulative effect of change in
    accounting principle                        $        0.96   $        0.97    $        0.89   $        1.01   $        0.91
Realized investment gains (losses),
    net of taxes                                         0.01            0.05             0.10           (0.19)          (0.03)
                                                -------------   -------------    -------------   -------------   -------------
Earnings before cumulative effect
    of change in accounting principle                    0.97            1.02             0.99            0.82            0.88
Cumulative effect of change in
    accounting principle, net of
    taxes (1)                                               -               -            (0.12)              -               -
                                                -------------   -------------    -------------   -------------   -------------
      Net income                                $        0.97   $        1.02    $        0.87   $        0.82   $        0.88
                                                =============   =============    =============   =============   =============

PERFORMANCE MEASURES
Return on average equity (2)                             16.9%           17.4%            16.2%           18.6%           17.0%
                                                =============   =============    =============   =============   =============
Market price per share (period end)             $       49.66   $       50.80    $       55.01   $       50.65   $       44.38
                                                =============   =============    =============   =============   =============
Dividends paid per share                        $        0.38   $        0.38    $        0.33   $        0.33   $        0.33
                                                =============   =============    =============   =============   =============
Dividend yield (3)                                        2.9%            2.8%             2.5%            2.7%            3.0%
                                                =============   =============    =============   =============   =============



(1) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.
(2) Calculated as total reportable segment results (annualized), divided by average equity (excluding accumulated other comprehensive income).
(3) Calculated as dividend paid per share (annualized), divided by the average market price per share.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                          INVESTMENT PORTFOLIO ANALYSIS
                            (In Thousands, Unaudited)

                                                                            9/30/05                        12/31/04
                                                                ------------------------------   -----------------------------
                                                                   AMOUNT           PERCENT         AMOUNT          PERCENT
                                                                -------------    -------------   -------------   -------------
INVESTED ASSETS COMPOSITION
Cash and cash equivalents                                       $      13,767               -%   $      86,972             0.3%
Bonds                                                              22,343,167             79.6      22,081,106            79.8
Preferred stocks                                                       12,789              0.1          15,247             0.1
Common stocks, unaffiliated                                           591,006              2.1         647,941             2.3
Mortgages loans, net                                                3,911,677             13.9       3,667,291            13.3
Real estate, net                                                      127,336              0.5         124,973             0.5
Policy loans and other                                              1,074,140              3.8       1,031,452             3.7
                                                                -------------    -------------   -------------   -------------
    Total invested assets                                       $  28,073,882            100.0%  $  27,654,982           100.0%
                                                                =============    =============   =============   =============
TOTAL FIXED INCOME PORTFOLIO YIELD-TO-MATURITY                           6.15%                            6.25%

BOND PORTFOLIO COMPOSITION
U.S. government                                                 $     244,028              1.1%  $     265,204             1.2%
Mortgage-backed                                                     2,449,258             11.0       2,358,141            10.7
Private placements                                                  5,104,813             22.8       5,126,255            23.2
Public - corporates                                                14,545,068             65.1      14,331,506            64.9
                                                                -------------    -------------   -------------   -------------
    Total bonds                                                 $  22,343,167            100.0%  $  22,081,106           100.0%
                                                                =============    =============   =============   =============
Yield-to-maturity                                                        5.99%                            6.04%
Average life                                                             7.65yrs                          7.55yrs
Duration                                                                 5.29                             5.23
Average quality                                                            A3                               A3

BOND PORTFOLIO QUALITY
         NAIC Rating                  S&P Equivalent
         -----------                  --------------
              1                            AAA - A              $  12,694,703             56.8%  $  12,472,670            56.5%
              2                              BBB                    8,138,582             36.4       8,309,596            37.6
             3-6                        BB and lower                1,509,882              6.8       1,298,840             5.9
                                                                -------------    -------------   -------------   -------------
          Total Bonds                                           $  22,343,167            100.0%  $  22,081,106           100.0%
                                                                =============    =============   =============   =============

FIXED MATURITY SECURITIES
Gross unrealized gains                                          $     828,138                    $   1,119,001
Gross unrealized losses                                              (171,697)                         (65,951)
                                                                -------------                    -------------
    Net unrealized gains                                        $     656,441                    $   1,053,050
                                                                =============                    =============

MORTGAGE LOAN PORTFOLIO
Yield-to-maturity                                                        7.05%                            7.29%
Average maturity                                                         7.11yrs                          7.09yrs
Total delinquent loans and loans in foreclosure,
 at amortized cost                                              $       3,455                    $       5,987
Delinquent loans as a percentage of mortgage loans                       0.09%                            0.16%
Net book value of real estate acquired in satisfaction
    of mortgage indebtedness                                    $       8,563                    $       3,700

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------   -----------------------------
                                                                   9/30/05          9/30/04         9/30/05         9/30/04
                                                                -------------    -------------   -------------   -------------
REALIZED INVESTMENT GAINS (LOSSES)
Stock gains                                                     $       8,320    $      18,748   $      19,331   $      82,363
Stock losses                                                              (81)          (1,177)         (1,223)         (4,128)
Bond gains                                                              8,867            5,659          27,913          31,137
Bond losses from sales and calls                                       (3,215)          (4,366)        (14,107)        (30,682)
Bond losses from writedowns                                           (22,168)         (16,398)        (32,446)        (48,722)
Other gains (losses), net                                               1,353            4,378           4,397           6,555
                                                                -------------    -------------   -------------   -------------
    Total pretax gains (losses)                                        (6,924)           6,844           3,865          36,523
Amortization of DAC, VOBA and deferred sales inducements                 (495)          (3,364)         (1,357)            596
Income taxes                                                            2,735           (1,244)           (739)        (13,018)
                                                                -------------    -------------   -------------   -------------
    Realized investment gains (losses), net of taxes            $      (4,684)   $       2,236   $       1,769   $      24,101
                                                                =============    =============   =============   =============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
              INSURANCE SEGMENTS' EXPENSE AND DAC AND VOBA ANALYSIS
                            (In Thousands, Unaudited)

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------   -----------------------------
                                                                   9/30/05          9/30/04         9/30/05         9/30/04
                                                                -------------    -------------   -------------   -------------
INSURANCE SEGMENT EXPENSE ANALYSIS
Individual Products:
    Commissions                                                 $      98,746    $      68,857   $     259,714   $     198,243
    General and administrative expenses                                36,865           29,385          96,008          89,536
    Taxes, licenses and fees                                           12,920            9,568          36,614          31,873
                                                                -------------    -------------   -------------   -------------
       Total commissions and expenses incurred                        148,531          107,810         392,336         319,652
    Less: commissions and expenses capitalized                       (117,285)         (78,238)       (305,902)       (229,295)
    Amortization of DAC and VOBA                                       55,946           38,555         153,919         143,653
                                                                -------------    -------------   -------------   -------------
       Net expense                                              $      87,192    $      68,127   $     240,353   $     234,010
                                                                =============    =============   =============   =============

Annuity and Investment Products:
    Insurance companies:
       Commissions - insurance companies                        $      16,673    $      20,521   $      49,825   $      56,481
       General and administrative expenses                              5,269            5,171          17,834          15,203
       Taxes, licenses and fees                                           503              539           2,121           1,784
                                                                -------------    -------------   -------------   -------------
          Gross commissions and expenses incurred                      22,445           26,231          69,780          73,468
    Less: commissions and expenses capitalized                        (18,094)         (22,519)        (58,168)        (62,620)
    Amortization of DAC and VOBA                                       16,595           10,909          51,648          34,563
                                                                -------------    -------------   -------------   -------------
       Net expense - insurance companies                               20,946           14,621          63,260          45,411
                                                                -------------    -------------   -------------   -------------
    Broker/Dealer:
       Commissions                                                     26,373           21,774          79,032          71,355
       Other                                                            2,933            2,813           8,713           8,631
                                                                -------------    -------------   -------------   -------------
          Net expense - broker/dealer                                  29,306           24,587          87,745          79,986
                                                                -------------    -------------   -------------   -------------
             Net expense                                        $      50,252    $      39,208   $     151,005   $     125,397
                                                                =============    =============   =============   =============

Benefit Partners:
    Commissions                                                 $      33,294    $      32,361   $     102,418   $      93,985
    General and administrative expenses                                30,412           29,591          86,575          81,597
    Taxes, licenses and fees                                            7,043            6,321          22,819          18,620
                                                                -------------    -------------   -------------   -------------
       Total commissions and expenses incurred                         70,749           68,273         211,812         194,202
    Less: commissions and expenses capitalized                        (10,650)          (9,704)        (31,562)        (27,686)
    Amortization of DAC and VOBA                                        9,588            7,040          32,697          19,926
                                                                -------------    -------------   -------------   -------------
       Net expense                                              $      69,687    $      65,609   $     212,947   $     186,442
                                                                =============    =============   =============   =============

DAC AND VOBA ANALYSIS
Balance, beginning of period                                    $   2,498,719    $   2,486,679   $   2,429,993   $   2,230,444
    Cumulative effect of change in accounting principle                     -                -               -           1,864
    Group coinsurance assumed                                               -               70               -          37,445
    Amount capitalized                                                146,030          110,462         395,822         319,778
    Amortization expense                                              (82,130)         (56,509)       (238,270)       (198,154)
    Adjustment for realized capital gains and losses                     (482)          (3,053)         (1,318)            876
    Adjustment for FAS 115                                            141,816         (151,578)        117,726          (6,182)
                                                                -------------    -------------   -------------   -------------
Balance, end of period                                          $   2,703,953    $   2,386,071   $   2,703,953   $   2,386,071
                                                                =============    =============   =============   =============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                             SHAREHOLDER INFORMATION

Listed NYSE: JP
-----------

Composite Stock Price and Dividends
-----------------------------------
(Adjusted for 50% stock dividend effected 04/09/01)

                                                       Cash
                High         Low         Close       Dividend
             ----------   ----------   ----------   ----------
3Q05         $    51.25   $    49.00   $    51.17   $    0.418
2Q05              51.39        47.11        50.42        0.418
1Q05              51.00        47.18        49.05        0.380
2004              56.39        46.56        51.96        1.470
2003              50.72        35.75        50.65        1.293
2002              53.00        36.35        38.11        1.184
2001              49.67        38.00        46.27        1.072
2000              50.59        33.25        49.83        0.960
1999              53.09        40.79        45.50        0.857

Transfer Agent and Dividend Reinvestment Agent
----------------------------------------------

      Wachovia Bank                          Phone: 800/829-8432
      Dividend Reinvestment Service          Fax: 704/590-7618
      1525 West W.T. Harris Blvd., 3C3       Email: equityservices@wachovia.com
      Charlotte, NC 28288-1153

Investor Relations
------------------

      Jefferson-Pilot Corporation            Phone: 336/691-3379
      Investor Relations - Dept. 3607
      P.O. Box 21008
      Greensboro, NC 27420
      investor.relations@jpfinancial.com

Corporate Website
-----------------

      www.jpfinancial.com

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